VIRTUS KAR Equity Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.9%
Communication Services—8.6%
Omnicom Group, Inc.	75,220	$6,017
Verizon Communications, Inc.	116,253	6,513
		12,530

Consumer Discretionary—5.1%
Home Depot, Inc. (The)	4,678	1,492
Leggett & Platt, Inc.	84,500	4,378
McDonald’s Corp.	6,500	1,501
		7,371

Consumer Staples—13.0%
Clorox Co. (The)	5,630	1,013
Coca-Cola Co. (The)	70,650	3,823
Kellogg Co.	67,830	4,364
Kimberly-Clark Corp.	33,753	4,515
PepsiCo, Inc.	25,000	3,704
Procter & Gamble Co. (The)	10,830	1,461
		18,880

Financials—16.0%
Bank of Hawaii Corp.	70,329	5,923
PNC Financial Services Group, Inc. (The)	41,682	7,951
U.S. Bancorp	64,455	3,672
Zurich Insurance Group AG ADR	141,895	5,712
		23,258

Health Care—10.7%
Johnson & Johnson	8,613	1,419
Merck & Co., Inc.	42,180	3,280
Patterson Cos., Inc.	187,780	5,707
Pfizer, Inc.	132,510	5,189
		15,595

Industrials—15.0%
3M Co.	30,680	6,094
Fastenal Co.	40,164	2,089
MSC Industrial Direct Co., Inc. Class A	38,200	3,428
Snap-on, Inc.	16,990	3,796
Watsco, Inc.	22,423	6,427
		21,834

	Shares	Value

Information Technology—12.6%
Analog Devices, Inc.	9,316	$1,604
Cisco Systems, Inc.	103,100	5,464
International Business Machines Corp.	45,700	6,699
Paychex, Inc.	41,690	4,474
		18,241

Materials—7.5%
Eastman Chemical Co.	53,220	6,213
Sonoco Products Co.	69,920	4,678
		10,891

Real Estate—1.8%
Crown Castle International Corp.	12,990	2,534
Utilities—8.6%
Fortis, Inc.	82,770	3,661
NextEra Energy, Inc.	34,760	2,547
Southern Co. (The)	69,940	4,232
WEC Energy Group, Inc.	22,320	1,986
		12,426

Total Common Stocks (Identified Cost $120,077)		143,560

Total Long-Term Investments—98.9% (Identified Cost $120,077)		143,560

TOTAL INVESTMENTS—98.9% (Identified Cost $120,077)		$143,560
Other assets and liabilities, net—1.1%		1,665
NET ASSETS—100.0%		$145,225

Abbreviation:
ADR	American Depositary Receipt

Country Weightings†
United States	93%
Switzerland	4
Canada	3
Total	100%
† % of total investments as of June 30, 2021.
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$143,560	$143,560
Total Investments	$143,560	$143,560
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS KAR EQUITY INCOME FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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